UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2019

SEAFARER EXPLORATION CORP.

(Exact name of registrant as specified in its charter)

Florida	000-29461	73-1556428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kyle Kennedy
Chief Executive Officer
14497 N. Dale Mabry Hwy.
Suite 209N
Tampa, Florida 33618

(Address of principal executive offices) (Zip Code)

(813) 448-3577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4

Item 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 19, 2018 Seafarer Exploration Corp. (the Company) was notified by Daszkal Bolton, LLP(“Daszkal Bolton”), the Company's independent accounting firm, that DB had elected to cease its services as the PCAOB auditors for the Company. On January 8, 2019, the Company engaged D. Brooks and Associates CPA’s, P.A. (“Brooks and Associates”) as its new independent accounting firm.

Other than for the inclusion of a paragraph describing the uncertainty of the Company’s ability to continue as a going concern (for the year ended December 31, 2017 and quarters ending through September 30, 2018), Daszkal Bolton’s reports on the Company’s financial statements for the year ended December 31, 2017 and quarters ending through September 30, 2018, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Daszkal Bolton’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Daszkal Bolton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Daszkal Bolton, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent fiscal years and the subsequent interim period preceding Brooks and Associates’s engagement, neither the Company nor anyone on its behalf consulted Brooks and Associates regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Brooks and Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively). In approving the selection of Brooks and Associates as the Company’s independent registered public accounting firm, the Board of Directors considered all relevant factors, including that no non-audit services were previously provided by Brooks and Associates to the Company. The Board of Directors also considered Brooks and Associates’s ability to work with the Company to file its reports in a timely manner.

The company has provided a copy of this report to Daszkal Bolton and has requested that Daszkal Bolton furnish a letter addressed to the Commission stating whether it agrees with the statements made by the company and, if not, stating the respects in which it does not agree.  A copy of this letter is filed as an exhibit to this report on Form 8-K

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.  Not applicable

(b) Pro forma financial information.  Not applicable

(c) Shell company transactions.  Not applicable

(d) Exhibits.

Exhibit #	Exhibit Name
16.1	Daszkal Bolton, LLP letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAFARER EXPLORATION CORP.

Date: January 9, 2019	By:	/s/ Kyle Kennedy
Name: Kyle Kennedy
Title: Chief Executive Officer

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